EXHIBIT 10.3

                         NATIXIS FINANCIAL PRODUCTS INC.
                         9 West 57th Street, 36th Floor
                            New York, New York 10019
                  Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194

To: Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust (the "Trust" or the "Counterparty")
           Wells Fargo Bank, N.A.,
           not individually, but solely as Securities Administrator
           9062 Old Annapolis Road
           Columbia, Maryland 21045
           Attention: Client Manager - WFHET 2007-2


From:      Natixis Financial Products Inc.
Date:      April 20, 2007
Reference: 425055CF

                         Interest Rate Cap Confirmation
                         ------------------------------

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation, the ISDA Form or the 2000 Definitions shall have the respective meanings assigned in the Pooling and Servicing Agreement, to be dated as of April 20, 2007, among Wells Fargo Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A., in its capacity as Servicer and as Securities Administrator (the "Pooling and Servicing Agreement"). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Natixis Financial Products Inc. and "Party B" means the Counterparty.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation, together with the form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border) (the "ISDA Form"), shall supplement, form part of, and be subject to, an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law) as governing law, the election of Market Quotation and Second Method for purposes of Section 6(e) of the ISDA Form, U.S. Dollars as the Termination Currency and the additional material set forth in this Confirmation) on the Trade Date.

The terms of the particular Transaction to which this Confirmation relates are as follows:

--------------------------------------------------------------------------------------------------------------------
                                                         TRADE DETAILS
--------------------------------------------------------------------------------------------------------------------
Party A:                                                 Natixis Financial Products Inc.
--------------------------------------------------------------------------------------------------------------------
Party B:                                                 Counterparty
--------------------------------------------------------------------------------------------------------------------
Notional Amount:                                         With respect to any Calculation Period, the amount set
                                                         forth for such period on Annex I attached hereto.
--------------------------------------------------------------------------------------------------------------------
Trade Date:                                              April 16, 2007
--------------------------------------------------------------------------------------------------------------------
Effective Date:                                          December 25, 2008
--------------------------------------------------------------------------------------------------------------------
Termination Date:                                        April 25, 2012; subject to adjustment in accordance with
                                                         the Modified Following Business Day Convention
--------------------------------------------------------------------------------------------------------------------
Fixed Amounts:
--------------------------------------------------------------------------------------------------------------------
Fixed Rate Payer:                                        Lehman Brothers Holdings Inc.
                                                         (on behalf of Party B)
--------------------------------------------------------------------------------------------------------------------
Fixed Rate Payer Payment Date(s):                        April 20, 2007
--------------------------------------------------------------------------------------------------------------------
Fixed Amount:                                            $[     ]
--------------------------------------------------------------------------------------------------------------------
Floating Amounts:
--------------------------------------------------------------------------------------------------------------------
Floating Rate Payer:                                     Party A
--------------------------------------------------------------------------------------------------------------------
Cap Rate:                                                6.50%
--------------------------------------------------------------------------------------------------------------------
Floating Rate Payer Period End Date(s):                  The 25th calendar day of each month during the Term of
                                                         this Transaction, commencing January 25, 2009, subject to
                                                         adjustment in accordance with the Modified Following
                                                         Business Day Convention.
--------------------------------------------------------------------------------------------------------------------
Floating Rate Payer Payment Date(s):                     Early Payment shall be applicable. For each Calculation
                                                         Period, the Floating Rate Payer Payment Date shall be the
                                                         first Business Day prior to the related Floating Rate
                                                         Payer Period End Date.
--------------------------------------------------------------------------------------------------------------------
Floating Rate Option:                                    USD-LIBOR-BBA
--------------------------------------------------------------------------------------------------------------------
Floating Rate Day Count Fraction:                        Actual / 360
--------------------------------------------------------------------------------------------------------------------
Designated Maturity:                                     1 Month
--------------------------------------------------------------------------------------------------------------------
Reset Dates:                                             The first day in each Calculation Period
--------------------------------------------------------------------------------------------------------------------
Compounding:                                             Inapplicable
--------------------------------------------------------------------------------------------------------------------
Business Days:                                           New York
--------------------------------------------------------------------------------------------------------------------
Calculation Agent:                                       Party A
--------------------------------------------------------------------------------------------------------------------
Governing Law:                                           The Transaction and this Confirmation will be governed by
                                                         and construed in accordance with the laws of the State of
                                                         New York (without reference to choice of law doctrine
                                                         except Section 5-1401 and Section 5-1402 of the New York
                                                         General Obligation Law)
--------------------------------------------------------------------------------------------------------------------
                                                         ACCOUNT DETAILS
--------------------------------------------------------------------------------------------------------------------
Payments to Party A:                                     CITIBANK N.A.
                                                         ABA# 021-000-089
                                                         Account No.: 36216161
                                                         A/C NATIXISFP
--------------------------------------------------------------------------------------------------------------------
Payments to the Counterparty:                            Wells Fargo Bank, N.A.
                                                         ABA #: 121000248
                                                         Acct #: 3970771416
                                                         Acct. Name: SAS Clearing
                                                         Ref: For Further Credit 53142401, WFHET 2007-2
                                                         Supplemental Interest Trust Account
--------------------------------------------------------------------------------------------------------------------
                                                         OFFICES
--------------------------------------------------------------------------------------------------------------------
Party A:                                                 NATIXIS FINANCIAL PRODUCTS INC.
                                                         Address:  Harborside Financial Center
                                                                   Plaza V, 31st Floor
                                                                   Jersey City, NJ 07311

                                                         Attention: Swaps Administration

                                                         Telephone No.: (201) 791-6539

                                                         Facsimile No.:   (201) 891-0660

                                                         with a copy to:

                                                         NATIXIS FINANCIAL PRODUCTS INC.

                                                         Address:       9 West 57th Street, 35th Floor

                                                                        New York, NY 10019

                                                         Attention:     General Counsel

                                                         Telephone No.: (212) 891-6137

                                                         Facsimile No.: (212) 891-1922
--------------------------------------------------------------------------------------------------------------------
Counterparty:                                            Address for Notices:
                                                         Wells Fargo Bank, N.A.
                                                         9062 Old Annapolis Road
                                                         Columbia, Maryland 21045
                                                         Attention: Client Manager -WFHET 2007-2
                                                         Tel: (410) 884-2000
                                                         Fax: (410) 715-2380
--------------------------------------------------------------------------------------------------------------------

Miscellaneous Provisions with respect to the ISDA Form

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form will apply to any Transaction.

2) Termination Provisions. For purposes of the Agreement:

(a)     "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

        Section 5(a)(v): None;
        Section 5(a)(vi): None;
        Section 5(a)(vii): None;
        Section 5(b)(iv): None;

        and in relation to Party B for the purpose of this Agreement:

        Section 5(a)(v): None;
        Section 5(a)(vi): None;
        Section 5(a)(vii): None;
        Section 5(b)(iv): None.

(b) "Specified Transaction" shall have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be applicable to Party A and will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Bankruptcy" provisions of Section 5(a)(vii)(2) of the Agreement are hereby amended as follows: "(2) becomes insolvent or is unable to pay its debts (other than payments due to holders of its subordinate certificates) or fails or admits in writing its inability generally to pay its debts (other than payments to holders of its subordinate certificates) as they become due;".

(j) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(k)     Payments on Early Termination. For the purpose of Section 6(e) of the
Agreement:

        (i) Market Quotation will apply.

        (ii) The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

3)  Tax Representations.

    Payer Tax Representations. For the purpose of Section 3(e), each of Party A and the Counterparty makes the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to
        Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

    Party A Payee Tax Representations. For the purpose of Section 3(f), Party A makes the following representations:

        With respect to payments made to Party A which are not effectively \ connected to the U.S.: It is a non U.S. branch of a foreign person for U.S. federal income tax purposes.

        With respect to payments made to Party A which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

    Counterparty Payee Tax Representations. For the purpose of Section 3(f), Counterparty makes the following representation:

        Counterparty represents that it is a trust formed under the Pooling and Servicing Agreement and is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

4)  Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

-------------------------------------------------------------------------------------------------------------
 Party required to deliver document        Form/Document/ Certificate        Date by which to be delivered
-------------------------------------------------------------------------------------------------------------
Party A                                Any document required or            Promptly after the earlier of
                                       reasonably requested to allow       (i) reasonable demand by Party B
                                       Party B to make payments under      or (ii) learning that such form
                                       this Agreement without any          or document is required.
                                       deduction or withholding for or
                                       on the account of any Tax or with
                                       such deduction or withholding at
                                       a reduced rate.
-------------------------------------------------------------------------------------------------------------
Counterparty                           (i) A correct, complete and duly    In each case (a) upon entering
                                       executed IRS Form W-9 (or any       into this Agreement, provided
                                       successor thereto) of the Trust     however, with respect to (i),
                                       that eliminates U.S. federal        Party B shall apply for the
                                       withholding and backup              employer identification number of
                                       withholding tax on payments under   the Trust promptly upon entering
                                       this Agreement, (ii) if requested   into this Agreement and deliver
                                       by Party A, a correct, complete     the related correct, complete and
                                       and executed Form W-8IMY of the     duly executed IRS Form W-9
                                       Trust, and (iii) a complete and     promptly upon receipt, and in any
                                       executed IRS Form W-9, W-8BEN,      event, no later than the first
                                       W-8ECI, or W-8IMY (with             Payment Date of this
                                       attachments) (as appropriate)       Transaction;  (b) in the case of
                                       from each Certificateholder that    a W-8ECI, W-8IMY, and W-8BEN that
                                       is not an "exempt recipient" as     does not include a U.S. taxpayer
                                       that term is defined in Treasury    identification number in line 6,
                                       regulations section                 before December 31 of each third
                                       1.6049-4(c)(1)(ii), that            succeeding calendar year, (c)
                                       eliminates U.S. federal             promptly upon reasonable demand
                                       withholding and backup              by Party A, and (d) promptly upon
                                       withholding tax on payments under   learning that any such Form
                                       this Agreement.                     previously provided by Party B
                                                                           has become obsolete or incorrect.
-------------------------------------------------------------------------------------------------------------


(2)     Other documents to be delivered are:

-------------------------------------------------------------------------------------------------------------
 Party required to deliver         Form/Document/           Date by which to be      Covered by Section 3(d)
          document                   Certificate                 delivered               Representation
-------------------------------------------------------------------------------------------------------------

Counterparty                  An opinion of              Upon the execution and     No
                              Counterparty's counsel     delivery of this
                              addressed to Party A in    Agreement
                              form and substance
                              reasonably acceptable to
                              Party A.
-------------------------------------------------------------------------------------------------------------
Party A                       An opinion of Party A's    Upon the execution and     No
                              counsel addressed to       delivery of this
                              Counterparty in form and   Agreement
                              substance reasonably
                              acceptable to
                              Counterparty.
-------------------------------------------------------------------------------------------------------------
Party A and the Counterparty  A certificate of an        Upon the execution and     Yes
                              authorized officer of      delivery of this
                              the party (except with     Agreement
                              respect to Party B, from
                              the Securities
                              Administrator), as to
                              the incumbency and
                              authority of the
                              respective officers of
                              the party signing this
                              Agreement, any relevant
                              Credit Support Document,
                              or any Confirmation, as
                              the case may be.
-------------------------------------------------------------------------------------------------------------
Counterparty                  The Pooling and            Within 30 days after the   Yes
                              Servicing Agreement        execution of this
                                                         Agreement.
-------------------------------------------------------------------------------------------------------------


5) Miscellaneous.

(a)     Address for Notices: For the purposes of Section 12(a) of this
        Agreement:

        Address for notices or communications to Party A:

               NATIXIS FINANCIAL PRODUCTS INC.

               Address:       Harborside Financial Center
                              Plaza V, 31st Floor
                              Jersey City, NJ 07311
               Attention:     Swaps Administration
               Telephone No.: (201) 791-6539
               Facsimile No.: (201) 891-0660



               with a copy to:

               NATIXIS FINANCIAL PRODUCTS INC.

               Address:       9 West 57th Street, 35th Floor
                              New York, NY 10019
               Attention:     General Counsel
               Telephone No.: (212) 891-6137
               Facsimile No.: (212) 891-1922

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:       Wells Fargo Bank, N.A.
                              9062 Old Annapolis Road
                              Columbia, Maryland 21045
                              Attention: Client Manager - WFHET 2007-2
               Telephone:     (410) 884-2000
               Facsimile:     (410) 715-2380

(b)     Process Agent. For the purpose of Section 13(c):

               Party A appoints as its
               Process Agent: Not Applicable

               The Counterparty appoints as its
               Process Agent: Not Applicable

(c)     Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Counterparty is not a Multibranch Party.

(e)     Calculation Agent. The Calculation Agent is Party A.

(f)     Credit Support Document.


        Party A: The guarantee of the obligations of Party A by IXIS Corporate & Investment Bank dated as of November 1, 2004.

        Counterparty: None.

(g)     Credit Support Provider.


        Party A: IXIS Corporate & Investment Bank, a limited liability company with executive and supervisory boards (societe anonyme a directoire et conseil de surveillance) organized under the laws of the Republic of France.

        Counterparty: Not Applicable

(h) Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

(i) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j) Waiver of Jury Trial. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a Party, or any Transaction. Each party also acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

(k) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement.

6) Additional Representations:

Subject to Section 7(b) of this Confirmation, each party represents to the other party that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary):

(a) Non-Reliance. Party A has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. The Securities Administrator is acting, not individually or personally, but as Securities Administrator on behalf of the Trust and has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement by, and on behalf of, the Trust, which has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c) Status of Parties. The other party is not acting as an agent, fiduciary for or an adviser to it in respect of the Transaction.

(d) Purpose. It is entering into the Transaction for the purposes of hedging its assets or liabilities or in connection with a line of business.

(e) Eligible Contract Participant Representation. It is an "eligible contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended, including as amended by the Commodity Futures Modernization Act of 2000.

7) Other Provisions:

(a) Fully-Paid Party Protected. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or
Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(b) Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells Fargo") not in its individual capacity, but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder;
(b) the Securities Administrator has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of Wells Fargo but is made and intended for the purpose of binding only the Trust; and (d) under no circumstances shall Wells Fargo in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement. Notwithstanding anything to the contrary herein, nothing shall relieve the Securities Administrator of its obligation to perform its duties under Section 2.02 of the Pooling and Servicing Agreement in accordance with Section 3.04 of the Pooling and Servicing Agreement.

(c) Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. This provision will survive the termination of this Agreement.

(d) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction, provided that nothing herein shall be construed to waive or otherwise limit the netting provisions contained in Section 2(c) or 6(e) of this Agreement.

(e) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(f)     Additional Termination Events.

        The following Additional Termination Events will apply, in each case with respect to Party A as the sole Affected Party:

               (i) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined below) and (B) Party A has not, within 30 days after receipt of a 10% Disclosure Request complied with the provisions set forth in clauses
        (ii) and (iii) of Paragraph 7(g) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Disclosure Request (as defined below) is made or reaches 10% after a 10% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (ii) and (iii) of Paragraph 7(g) below within 5 calendar days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

               (ii) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 20% Disclosure Request (as defined below) complied with the provisions set forth in clauses (iv) and (v) of Paragraph 7(g) below (provided that if the significance percentage is 20% or more when the 20% Disclosure Request is made or reaches 20% after a 20% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and
        (v) of Paragraph 7(g) below within 5 calendar days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

               (iii) If the Trust is terminated pursuant to the Pooling and Servicing Agreement, all rated certificates have been paid in accordance with the terms of Pooling and Servicing Agreement or if a Securitization Unwind (as hereinafter defined) occurs, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event. As used herein, "Securitization Unwind" means notice of the requisite amount of a party's intention to exercise its option to purchase the underlying mortgage loans pursuant the Pooling and Servicing Agreement is given by the Trustee or the Securities Administrator to certificateholders or noteholders, as applicable, pursuant to the Pooling and Servicing Agreement.

(g)     Compliance with Regulation AB

               (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

               (ii) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to nine (9) percent or more but less than nineteen (19) percent, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business
        Day) from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Disclosure Request. The parties hereto further agree that the 10% Financial Disclosure provided to meet the 10% Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

               (iii) Upon the occurrence of a 10% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure, (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure or (iv) promptly post collateral satisfactory to the Depositor in an amount which is determined by the Depositor to be sufficient to reduce the aggregate "significance percentage" to below 10% pursuant to a credit support annex or similar agreement. Any such 10% Financial Disclosure provided pursuant to this paragraph (iii) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 10% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

               (iv) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to nineteen (19) percent or more, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Disclosure Request" and such requested information is the "20% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Disclosure Request.

               (v) Upon the occurrence of a 20% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure, (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure or (iv) promptly post collateral satisfactory to the Depositor in an amount which is determined by the Depositor to be sufficient to reduce the aggregate "significance percentage" to, provided Party A is able to meet the requirements of paragraph (iii) above, below 20%, pursuant to a credit support annex or similar agreement. Any such 20% Financial Disclosure provided pursuant to this paragraph (v) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 20% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by signing in the space provided below and sending a copy of the executed Confirmation by telecopier (212.891.0660) to the Operations Department, Natixis Financial Products Inc., Attention: Swap Operations. If we do not hear from you within three days of the date hereof, you will be deemed to have consented to the terms set forth herein.

---------------------------------------------------------------------------------------------------------------

For and on behalf of                               For and on behalf of
NATIXIS FINANCIAL PRODUCTS INC.                    Wells Fargo Home Equity Asset-Backed Securities
                                                   2007-2 Trust
                                                   By: Wells Fargo Bank, N.A., not individually, but solely as
                                                   Securities Administrator under the Pooling and Servicing
                                                   Agreement on behalf of the Wells Fargo Home Equity
                                                   Asset-Backed Securities 2007-2 Trust
---------------------------------------------------------------------------------------------------------------

   /s/ Vasanth K. Victor                              /s/ Carla S. Walker
--------------------------------------             --------------------------------------
Name:  Vasanth K. Victor                           Name:  Carla S. Walker
Title: Managing Director                           Title: Vice President
Date:  April 20, 2007                              Date:  April 20, 2007
---------------------------------------------------------------------------------------------------------------

   /s/ Christopher Hayden
--------------------------------------
Name:  Christopher Hayden
Title: Managing Director
Date:  April 20, 2007
---------------------------------------------------------------------------------------------------------------

                                     Annex I

                    Cap Notional Amount Amortization Schedule

----------------------------------------------------------------------------------------------------------
From and including            To but excluding               Notional Amount (USD)         Strike Rate (%)
----------------------------------------------------------------------------------------------------------
April 25, 2007                May 25, 2007                                0.00                  0.00%
May 25, 2007                  June 25, 2007                               0.00                  0.00%
June 25, 2007                 July 25, 2007                               0.00                  0.00%
July 25, 2007                 August 25, 2007                             0.00                  0.00%
August 25, 2007               September 25, 2007                          0.00                  0.00%
September 25, 2007            October 25, 2007                            0.00                  0.00%
October 25, 2007              November 25, 2007                           0.00                  0.00%
November 25, 2007             December 25, 2007                           0.00                  0.00%
December 25, 2007             January 25, 2008                            0.00                  0.00%
January 25, 2008              February 25, 2008                           0.00                  0.00%
February 25, 2008             March 25, 2008                              0.00                  0.00%
March 25, 2008                April 25, 2008                              0.00                  0.00%
April 25, 2008                May 25, 2008                                0.00                  0.00%
May 25, 2008                  June 25, 2008                               0.00                  0.00%
June 25, 2008                 July 25, 2008                               0.00                  0.00%
July 25, 2008                 August 25, 2008                             0.00                  0.00%
August 25, 2008               September 25, 2008                          0.00                  0.00%
September 25, 2008            October 25, 2008                            0.00                  0.00%
October 25, 2008              November 25, 2008                           0.00                  0.00%
November 25, 2008             December 25, 2008                           0.00                  0.00%
December 25, 2008             January 25, 2009                      541,000.00                  6.50%
January 25, 2009              February 25, 2009                   1,303,000.00                  6.50%
February 25, 2009             March 25, 2009                      2,071,000.00                  6.50%
March 25, 2009                April 25, 2009                      2,834,000.00                  6.50%
April 25, 2009                May 25, 2009                       10,042,000.00                  6.50%
May 25, 2009                  June 25, 2009                      13,156,000.00                  6.50%
June 25, 2009                 July 25, 2009                      15,712,000.00                  6.50%
July 25, 2009                 August 25, 2009                    17,314,000.00                  6.50%
August 25, 2009               September 25, 2009                 18,273,000.00                  6.50%
September 25, 2009            October 25, 2009                   18,763,000.00                  6.50%
October 25, 2009              November 25, 2009                  18,908,000.00                  6.50%
November 25, 2009             December 25, 2009                  18,812,000.00                  6.50%
December 25, 2009             January 25, 2010                   18,519,000.00                  6.50%
January 25, 2010              February 25, 2010                  18,087,000.00                  6.50%
February 25, 2010             March 25, 2010                     17,652,000.00                  6.50%
March 25, 2010                April 25, 2010                     17,213,000.00                  6.50%
April 25, 2010                May 25, 2010                       16,780,000.00                  6.50%
May 25, 2010                  June 25, 2010                      16,352,000.00                  6.50%
June 25, 2010                 July 25, 2010                      15,928,000.00                  6.50%
July 25, 2010                 August 25, 2010                    15,506,000.00                  6.50%
August 25, 2010               September 25, 2010                 15,096,000.00                  6.50%
September 25, 2010            October 25, 2010                   14,675,000.00                  6.50%
October 25, 2010              November 25, 2010                  14,275,000.00                  6.50%
November 25, 2010             December 25, 2010                  13,873,000.00                  6.50%
December 25, 2010             January 25, 2011                   13,479,000.00                  6.50%
January 25, 2011              February 25, 2011                  13,092,000.00                  6.50%
February 25, 2011             March 25, 2011                     12,700,000.00                  6.50%
March 25, 2011                April 25, 2011                     12,324,000.00                  6.50%
April 25, 2011                May 25, 2011                       11,952,000.00                  6.50%
May 25, 2011                  June 25, 2011                      11,594,000.00                  6.50%
June 25, 2011                 July 25, 2011                      11,228,000.00                  6.50%
July 25, 2011                 August 25, 2011                    10,874,000.00                  6.50%
August 25, 2011               September 25, 2011                 10,532,000.00                  6.50%
September 25, 2011            October 25, 2011                   10,190,000.00                  6.50%
October 25, 2011              November 25, 2011                   9,859,000.00                  6.50%
November 25, 2011             December 25, 2011                   9,537,000.00                  6.50%
December 25, 2011             January 25, 2012                    9,213,000.00                  6.50%
January 25, 2012              February 25, 2012                   8,909,000.00                  6.50%
February 25, 2012             March 25, 2012                      8,601,000.00                  6.50%
March 25, 2012                April 25, 2012                      8,299,000.00                  6.50%



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